UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2021
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Bryn Mawr Bank Corporation
(Exact Name of Registrant as specified in its charter)
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Pennsylvania	001-35746	23-2434506
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
801 Lancaster Avenue, Bryn Mawr, PA 19010
(Address of Principal Executive Offices, Including Zip Code)
Registrant's telephone number, including area code: 610-525-1700

None
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $1 par value	BMTC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Bryn Mawr Bank Corporation (the “Corporation”), the parent corporation of The Bryn Mawr Trust Company, a Pennsylvania chartered bank (“Bank”), held its Special Meeting of Shareholders for the purpose of considering and acting upon the below proposals. A total of 19,930,498 shares were outstanding and entitled to vote at the Special Meeting, of which 15,402,083.29 shares were voted.

1. A proposal to approve the Agreement and Plan of Merger, dated as of March 9, 2021, by and between WSFS Financial Corporation and the Corporation, pursuant to which, among other things, the Corporation will merge with and into WSFS, and simultaneously, the Bank will merge with and into Wilmington Saving Fund Society, FSB (the “Merger Proposal”).

The shareholders of the Corporation approved the Merger Proposal by the following vote:

FOR	AGAINST	ABSTAIN
15,174,613.62	189,962.70	37,506.96

2. A proposal to approve a non-binding advisory vote on specified compensation, which may be paid to certain named executive officers in connection with the merger (“Non-Binding Advisory Proposal on Specified Compensation”).

The shareholders of the Corporation did not approve the Non-Binding Advisory Proposal on Specified Compensation. The vote was as follows:

FOR	AGAINST	ABSTAIN
4,301,246.23	10,961,744.20	139,092.87

3. A proposal to approve one or more adjournments of the Special Meeting to solicit additional proxies in favor of the Corporation’s Merger Proposal (“Bryn Mawr Adjournment Proposal”).

The shareholders of the Corporation approved the Bryn Mawr Adjournment Proposal by the following vote:

FOR	AGAINST	ABSTAIN
14,275,246.94	1,062,597.89	64,238.46

Item 7.01    Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of the press release jointly issued by the Corporation and WSFS on June 10, 2021 announcing the approval of the Merger by each company’s respective stockholders.

The information under Item 7.01 and in Exhibit 99.1 to this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities and Exchange Act of 1934 or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 – Press Release issued June 10, 2021
Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Michael W. Harrington
Michael W. Harrington
Chief Financial Officer

Date:    June 10, 2021